                                                                     Exhibit 4.4

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                           AVALONBAY COMMUNITIES, INC.

                                                                          ISSUER
                                                                          ------

                                       to


                       STATE STREET BANK AND TRUST COMPANY

                                                                         TRUSTEE
                                                                         -------


                            -------------------------


                AMENDED AND RESTATED THIRD SUPPLEMENTAL INDENTURE

                            Dated as of July 10, 2000


                            -------------------------



                    MEDIUM-TERM NOTES DUE NINE MONTHS OR MORE

                               FROM DATE OF ISSUE


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


         AMENDED AND RESTATED THIRD SUPPLEMENTAL INDENTURE, dated as of July 10, 2000 (the "Supplemental Indenture"), between AVALONBAY COMMUNITIES, INC., a corporation organized under the laws of the State of Maryland (herein called the "Company"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized and existing under the laws of the Commonwealth of Massachusetts, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has heretofore delivered to the Trustee an Indenture dated as of January 16, 1998 (the "Senior Indenture"), a First Supplemental Indenture dated as of January 20, 1998, a Second Supplemental Indenture dated as of July 7, 1998, and a Third Supplemental Indenture dated as of December 21, 1998, the forms of which have been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and incorporated by reference as exhibits to the Company's Registration Statement on Form S-3 (Registration No. 333-60875), providing for the issuance from time to time of Senior Debt Securities of the Company (the "Securities") in an unlimited aggregate principal amount, including a series of debt securities entitled "Medium-Term Notes Due Nine Months or More from Date of Issue" limited to $400,000,000 in aggregate initial principal amount.

         The Company wishes to amend and restate the Third Supplemental Indenture to provide for the issuance of Medium-Term Notes without limit as to aggregate principal amount, and in all other respects to continue the Third Supplemental Indenture in full force and effect except as amended and restated by this Amended and Restated Third Supplemental Indenture.

         Section 301 of the Senior Indenture provides that the aggregate principal amount of Securities that may be authenticated and delivered under the Senior Indenture shall be unlimited, and further provides for various matters with respect to any series of Securities issued under the Senior Indenture to be established in an indenture supplemental to the Senior Indenture.

         Section 901(5) of the Senior Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Senior Indenture to change or eliminate any of the provisions of the Senior Indenture, subject to certain limitations with respect to outstanding Securities.

         The Trustee is willing to enter into this Amended and Restated Third Supplemental Indenture at the Company's request, subject to compliance with
Section 901 of the Senior Indenture, as applicable.

         Section 901(7) of the Senior Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Senior Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Senior Indenture.

         The Board of Directors of the Company has previously duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture.

         All the conditions and requirements necessary to make this Amended and Restated Third Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

         NOW, THEREFORE, THIS AMENDED AND RESTATED SUPPLEMENTAL INDENTURE
WITNESSETH:

         For and in consideration of the premises and the purchase of each of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes (as herein defined) or of any series thereof, as follows:

                                   ARTICLE ONE

                    RELATION TO SENIOR INDENTURE; DEFINITIONS

         SECTION 1.1. RELATION TO SENIOR INDENTURE.

         This Supplemental Indenture constitutes an integral part of the Senior Indenture.

         SECTION 1.2.  DEFINITIONS.

         For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

                  (1) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Senior Indenture;

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

                  (3) In the event that any of the following definitions differs from its respective definition set forth in the Senior Indenture, the definition set forth herein shall control.

         "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

         "Annual Service Charge" for any period means the maximum amount which is payable during such period for interest on, and original issue discount of, Indebtedness of the Company and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

         "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

         "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Company and its Subsidiaries, (ii) provision for taxes of the Company and its Subsidiaries based on income, (iii) amortization of debt discount and other deferred financing costs, (iv) provisions for gains and losses on properties and property depreciation and amortization, (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (vi) amortization of deferred charges.

         "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Two Avenue de Lafayette, Boston, Massachusetts 02111 and, for purposes of the Place of Payment provisions of Sections 305 and 1002 of the Senior Indenture and other provisions requiring a New York City office, is located at the office of State Street Bank and Trust Company, N.A., 61 Broadway, New York, New York 10005.

         "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes.

         "Earnings from Operations" for any period means net earnings excluding gains and losses on sales of investments, extraordinary items, and property valuation losses, net as reflected in the financial statements of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

         "Fixed Rate Notes" means the Company's Fixed Rate Notes due nine months or more from the date of issue, a form of which is attached hereto as EXHIBIT B.

         "Floating Rate Notes" means the Company's Floating Rate Notes due nine months or more from the date of issue, a form of which is attached hereto as EXHIBIT A.

         "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

         "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

         "Indebtedness" of the Company or any Subsidiary means, without duplication, any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness for borrowed money secured by any Encumbrance existing on property owned by the Company or any Subsidiary,
(iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued (other than letters of credit issued to provide credit enhancement or support with respect to other indebtedness of the Company or any Subsidiary otherwise reflected as Indebtedness hereunder) or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations or obligations under any title retention agreement, (iv) the principal amount of all obligations of the Company or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, (v) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, or (vi) interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements, to the extent, in the case of items of indebtedness under
(i) through (iii) above, that any such items (other than letters of credit) would appear as a liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Company or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

         "Notes" has the meaning specified in Section 2.1 hereof.

         "Pricing Supplement" means a pricing supplement to the Prospectus, dated August 18, 1998, as supplemented by the Prospectus Supplement dated September 30, 1998, setting forth the terms of the applicable Notes.

         "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which a majority of
(i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

         "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

         "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Company and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (but excluding accounts receivable and intangibles).

         "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

         "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Company or any Subsidiary.

                                   ARTICLE TWO

                               THE SERIES OF NOTES

         The following provisions of this Article Two are made pursuant to
Section 301 of the Senior Indenture in order to establish and set forth the terms of the series of Securities described in Section 2.1.

         SECTION 2.1 TITLE OF THE SECURITIES.

         There shall be a series of Securities designated the Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes").

         SECTION 2.2 NO LIMITATION ON AGGREGATE PRINCIPAL AMOUNT.

         The aggregate principal amount of the Notes shall be unlimited.

         Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Senior Indenture.

         SECTION 2.3 TERMS AND CONDITIONS OF THE NOTES.

         The Notes shall be governed by all the terms and conditions of the Indenture, including, without limitation, the terms and conditions set forth in the forms of Note referred to in Section 2.9 below, as the same may be supplemented or, to the extent allowed by the Indenture, modified by the additional or different terms and conditions established from time to time with respect to the Notes either in resolutions of the Board of Directors of the Company or by action of authorized officers of the Company and, in either such case, such additional or different terms and conditions shall be set forth in the Notes and the related Pricing Supplement. All such terms and conditions set forth in such Notes and in such Pricing Supplement are incorporated by reference into this Supplemental Indenture.

         SECTION 2.4 LIMITATIONS ON INCURRENCE OF INDEBTEDNESS.

         (1) The Company will not, and will not permit any Subsidiary to, incur any Indebtedness if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

         (2) In addition to the limitation set forth in subsection (1) of this
Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a PRO FORMA basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Company and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such PRO FORMA calculation; and (iv) in the case of any acquisition or disposition by the

Company or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such PRO FORMA calculation.

         (3) In addition to the limitations set forth in subsections (1) and (2) of this Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Indebtedness secured by any Encumbrance upon any of the property of the Company or any Subsidiary if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Company or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

         (4) The Company and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Company and its Subsidiaries on a consolidated basis.

         (5) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Company or a Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

         SECTION 2.5  DEFEASANCE.

          The provisions of Sections 1402 and 1403 of the Senior Indenture, together with the other provisions of Article Fourteen of the Senior Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Senior Indenture shall apply to the covenants set forth in Sections 2.4 and 2.10 of this Supplemental Indenture and to those covenants specified in Section 1403 of the Senior Indenture.

         SECTION 2.6  EVENTS OF DEFAULT

         The provisions of clause (5) of Section 501 of the Senior Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

                  (5) default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (or by any Subsidiary, the repayment of which the Company has guaranteed or for which the Company is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given written notice, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that such a default on indebtedness which constitutes tax-exempt financing having an aggregate principal amount outstanding not exceeding $25,000,000 that results solely from a failure of an entity providing credit support for such indebtedness to honor a demand for payment on a letter of credit shall not constitute an Event of Default; or

         SECTION 2.7 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         The provisions of the first paragraph of Section 502 of the Senior Indenture as applicable with respect to the Notes shall be deemed to be amended and restated in their entirety to read as follows:

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal, or specified portion thereof, plus accrued interest to the date the Securities of that series are paid, shall become immediately due and payable. With respect to the Securities of any series, if an Event of Default set forth in Section 501(6) of the Senior Indenture occurs and is continuing, then in every such case all the Securities of that series shall become immediately due and payable, without notice to the Company, at the principal amount thereof (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) plus accrued interest to the date the Securities of that series are paid.

         SECTION 2.8 REGISTERED SECURITIES.

         Each Note shall be issuable and transferable in fully registered book-entry form or certificated form as specified in the applicable Pricing Supplement.

         SECTION 2.9 FORM OF NOTES.

         The Floating Rate Notes shall be substantially in the form attached as EXHIBIT A hereto. The Fixed Rate Notes shall be substantially in the form attached as EXHIBIT B hereto.

         SECTION 2.10 PROVISION OF FINANCIAL INFORMATION.

         Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject.

         The Company will also in any event (x) within 15 days of each Required Filing Date (i) if the Company is not then subject to Section 13 or 15(d) of the Exchange Act, transmit by mail to all Holders, as their names and addresses appear in the Security

Register, without cost to such Holders, copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections and (ii) file with the Trustee copies of annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Company were subject to such Sections and (y) supply, promptly upon written request and payment of the reasonable cost of duplication and delivery, copies of such documents to any prospective Holder.

         The Trustee shall not be required to examine any of the reports and other documents filed therewith pursuant to the provisions of this Section 2.10 or Section 7.03 of the Senior Indenture in order to determine whether the Company is in compliance with the provisions of Section 2.4 of this Supplemental Indenture.

         SECTION 2.11  WAIVER OF CERTAIN COVENANTS.

         Notwithstanding the provisions of Section 1009 of the Senior Indenture, the Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, of the Senior Indenture, with Sections 2.4 and 2.10 of this Supplemental Indenture and with any other term, provision or condition with respect to the Notes or any series thereof (except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes or such series thereof, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Notes or such series thereof, as applicable, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

         SECTION 3.1.  RATIFICATION OF SENIOR INDENTURE.

         Except as expressly modified or amended hereby, the Senior Indenture continues in full force and effect and is in all respects confirmed and preserved.

         SECTION 3.2.  GOVERNING LAW.

         This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

         SECTION 3.3.  COUNTERPARTS.

         This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.


                                    AVALONBAY COMMUNITIES, INC.

                                    By: /s/ Richard L. Michaux
                                        ----------------------
                                            Richard L. Michaux
                                            Chief Executive Officer

Attest: /s/ Edward M. Schulman
        ----------------------
         Edward M. Schulman
         Secretary






                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee



                                    By: /s/ Susan Calise
                                        ------------------
                                            Susan Calise
                                            Vice President

Attest:
       ----------------------------------------
         Name:
              ---------------------------------
         Vice President

                                    EXHIBIT A

                           FORM OF FLOATING RATE NOTE

                                 [Face of Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.2

Registered No. FLR-__________                                 [PRINCIPAL AMOUNT]
CUSIP No: __________


                           AVALONBAY COMMUNITIES, INC.
                                MEDIUM-TERM NOTE
                                 (Floating Rate)

INTEREST RATE BASIS OR          ORIGINAL ISSUE DATE:       STATED MATURITY DATE:
BASES:_____________             ______________             ____________

     IF LIBOR:                       IF CMT RATE:
      [  ] LIBOR Reuters                Designated CMT Telerate Page: __________
                  Page: _____              If Telerate Page 7052:
      [  ] LIBOR Telerate                      [  ] Weekly Average
                  Page: _____                  [  ] Monthly Average
                                        Designated CMT Maturity Index: _________

INDEX CURRENCY:

INDEX MATURITY:           INITIAL INTEREST RATE: _____    INTEREST PAYMENT
                          %                               DATE(S):

SPREAD (PLUS OR MINUS):   SPREAD MULTIPLIER:              INITIAL INTEREST RESET
                                                          DATE:


--------------------
              1  This paragraph applies to global Notes only.
              2  This paragraph applies to global Notes only.

MINIMUM INTEREST RATE:    MAXIMUM INTEREST RATE          INTEREST RESET DATE(S):
_____%                    _____%

INITIAL REDEMPTION DATE:  INITIAL REDEMPTION             ANNUAL REDEMPTION
                          PERCENTAGE: _____%             PERCENTAGE
                                                         REDUCTION:

OPTIONAL PAYMENT DATE(S): CALCULATION AGENT:

INTEREST CATEGORY:                        DAY COUNT CONVENTION:
  [  ] Regular Floating Rate Note          [  ] 30/360 for the period
  [  ] Floating Rate/Fixed Rate Note            from __________ to __________
       Fixed Rate Commencement Date:       [  ] Actual/360 for the period
       Fixed Interest Rate:      %              from __________ to __________
  [  ] Inverse Floating Rate Note          [  ] Actual/Actual for the period
       Fixed Interest Rate:      %              from __________ to __________
  [  ] Original Issue Discount Note             Applicable Interest Rate Basis:
       Issue Price:      %

SPECIFIED CURRENCY:                       AUTHORIZED DENOMINATION:
  [  ] US Dollars                          [  ] $1,000 and integral multiples thereof
  [  ] Other:                              [  ] Other:

EXCHANGE RATE:
       U.S. $1.00 = ______

EXCHANGE RATE AGENT:

AMORTIZING SECURITY:
  [  ] Yes
  [  ] No

AMORTIZATION FORMULA:

AMORTIZATION PAYMENT DATE(S):

DEFAULT RATE:        %

ADDENDUM ATTACHED:
  [  ] Yes
  [  ] No

OTHER/ADDITIONAL PROVISIONS:

                  AVALONBAY COMMUNITIES, INC., a corporation duly organized and existing under the laws of Maryland (hereinafter referred to as the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of
____________________, on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined below) (each such Stated Maturity Date, Redemption Date or Repayment Date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon, at a rate per annum equal to the initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof or in an Addendum hereto with respect to one or more Interest Rate Bases specified above until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal, premium and/or interest, including any overdue sinking fund or redemption payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the holder of this Note on the Record Date with respect to such second Interest Payment Date.

                  Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined on the reverse hereof) immediately preceding such Interest Payment Date (the "Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the holder on any Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the holder of this Note by the Trustee not more than 15 days and not less than 10 days prior to such Special Record Date or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

                  Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date, or any prior date on which the principal or an installment of principal of this Note becomes due and payable, whether by the declaration of acceleration or otherwise, will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon presentation and surrender of this Note and a duly completed election form as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York; provided, however, that if the Specified Currency specified above is other than United States dollars and such payment is to be made in the Specified Currency in accordance with the provisions set forth below, such payment may be made by wire transfer of immediately available funds to an account with a bank designated by the holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed repayment election form) is presented and surrendered at the aforementioned office or agency maintained by the Company in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a holder of U.S. $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on any Interest Payment Date other than the Maturity Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder.

                  If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business

Day. If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

                  As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York or Chicago; provided, however, that if the Specified Currency is other than United States dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is European Currency Units ("ECU"), such day is not a day that appears as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association), or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market); provided, further, that if LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day (as defined below). "London Business Day" means (i) if the Index Currency (as defined below) is other than ECU, any day on which dealings in such Index Currency are transacted in the London interbank market or (ii) if the Index Currency is ECU, any day that does not appear as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market. "Principal Financial Center" means the capital city of the country issuing the Specified Currency or, solely with respect to the calculation of LIBOR, the Index Currency, except that with respect to United States dollars, Australian dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECU, the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

                  The Company is obligated to make payments of principal, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, except as provided below, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the holder of this Note.

                  If the Specified Currency is other than United States dollars, the holder of this Note may elect to receive such amounts in such Specified Currency. If the holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all holders of Foreign Currency Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

                  If the Specified Currency is other than United States dollars, the holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. If the Specified Currency is other than United States dollars or a composite currency and the holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the reasonable control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified on the face hereof. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in United States dollars will not constitute an Event of Default (as defined in the Indenture) with respect to this Note.

                  If the Specified Currency is a composite currency and the holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the reasonable control of the Company, then the Company will be entitled to satisfy its obligations to the holder of this Note by making such payment in United States dollars. The amount of each payment in United States dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

                  If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

                  All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the holder of this Note.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified above on the face hereof, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

                  Notwithstanding any provisions to the contrary contained herein, if the face of this Note specifies that an Addendum is attached hereto or that "Other/Additional Provisions" apply to this Note, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

                  Unless the Certificate of Authentication hereon has been executed by the Trustee or its Authenticating Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, AvalonBay Communities, Inc. has caused this Note to be duly executed under its corporate seal.



Dated:                               AVALONBAY COMMUNITIES, INC.
      ---------------

                                     By:
                                        ----------------------------------------
                                          Richard L. Michaux
                                          President and Chief Executive Officer

[Corporate Seal]

Attest:


------------------------------------
         Edward M. Schulman
         Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee

Dated:                                      By
      ---------------                         ----------------------------------
                                                 Robert J. Dunn
                                                 Vice President

                                [Reverse Of Note]

                           AVALONBAY COMMUNITIES, INC.
                                MEDIUM-TERM NOTE
                                 (Floating Rate)

                  This Note is one of a duly authorized series of Securities (the "Securities") of the Company issued and to be issued under an Indenture, dated as of January 16, 1998, as amended and supplemented by the First Supplemental Indenture dated as of January 20, 1998, the Second Supplemental Indenture dated July 7, 1998 and the Amended and Restated Third Supplemental Indenture dated July 10, 2000, as further amended, modified or supplemented from time to time (the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "Medium-Term Notes Due Nine Months or More from Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

                  This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or the minimum Authorized Denomination specified on the face hereof.

                  This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

                  This Note will be subject to redemption at the option of the Company on any date on and after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

                  This Note will be subject to repayment by the Company at the option of the holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). For this Note to be repaid, the Trustee must receive at its office in the Borough of Manhattan, The City of New York, referred to on the face hereof, at least 30 days but not more than 60 days prior to the Repayment Date (i) this Note and the form hereon entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission, or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the holder hereof, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note, together with the form hereon entitled "Option to Elect Repayment" duly completed, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter, provided that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and duly completed form are received by the Trustee by such fifth Business Day. Exercise of such repayment option by the holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

                  If this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (i) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and
(ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount."

                  For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

                  The interest rate borne by this Note will be determined as follows:

                  (i) Unless the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note" or as otherwise specified as Other/Additional Provisions on the face hereof or in an Addendum hereto, this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or specified on the face hereof or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof.

                  Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                  (ii) If the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement

Date specified on the face hereof to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

                  (iii) If the Interest Category of this Note is specified on the face hereof as an "Inverse Floating Rate Note," then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any; provided, however, that, unless otherwise specified on the face hereof or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                  Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

                  The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last business day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Index Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date", with respect to the Treasury Rate shall be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the "Interest Determination Date" shall be such preceding Friday. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the applicable Interest Reset Date.

                  Unless otherwise specified on the face hereof or in an Addendum hereto, the rate with respect to each Interest Rate Basis will be determined in accordance with the following provisions:

                  CD RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the CD Rate, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDS (Secondary Market)," or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for United States Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent specified on the face hereof and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks in the market for negotiable United States dollar certificates of deposit with a remaining maturity closest to the Index Maturity in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

                  CMT RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the CMT Rate, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") as the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof, for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least U.S.$100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the CMT Rate as set forth above.

                  "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on that service (or any successor service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the United States Treasury securities (either one, two, three, five, seven, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

                  COMMERCIAL PAPER RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as published in H.15(519) under the heading "Commercial Paper
- NonFinancial."

                   In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be the Money Market Yield of the rate or commercial paper having the Index Maturity as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is not yet published in either H.l5(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity placed for an industrial issuer whose bond rating is "AAA," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

                  "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                  Money Market Yield =          D X 360                 x 100
                                            ------------------
                                                 360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

                  ELEVENTH DISTRICT COST OF FUNDS RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Eleventh District Cost of Funds Rate, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "llth District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

                  FEDERAL FUNDS RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Federal Funds Rate, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent, prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

                  LIBOR. If an Interest Rate Basis for this Note is specified on the face hereof as LIBOR, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

                           (i) if (a) "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Index Currency having the Index Maturity, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) "LIBOR Telerate" is specified on the face hereof, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

                           (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause
         (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

                  "Index Currency" means the currency or composite currency specified on the face hereof as to which LIBOR shall be calculated. If no such currency or composite currency is specified on the face hereof, the Index Currency shall be United States dollars.

                  "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service (or any successor service)), for the purpose of displaying the London interbank rates of major banks for the Index Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service (or any successor service)), for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

                  PRIME RATE. If an Interest Rate Basis for this Note is specified on the face hereto as the Prime Rate, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, then the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four such quotations are so provided, the Prime Rate shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least U.S.$500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

                  "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuter Monitor Money Rates Service (or any successor service) (or such other page as may replace the USPRIME1 page on such service (or any successor service) for the purpose of displaying prime rates or base lending rates of major United States banks).

                  TREASURY RATE. If an Interest Rate Basis for this Note is specified on the face hereof as the Treasury Rate, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity, as such rate is published in H.15(519) under the heading "Treasury bills-auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the Auction of Treasury Bills having the Index Maturity are not reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such Auction is held, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

                  Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, in each case as specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                  The "Calculation Date", if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date.

                  Accrued interest hereon shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis or by the actual number of days in the year if the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for this Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, shall be calculated in each period in the same manner as if only the Applicable Interest Rate Basis specified on the face hereof applied. All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 5.876545% (or .05876545) would be rounded to 5.87655% (or .0587655)), and all amounts used in or resulting from such calculation on this Note shall be rounded, in the case of United States dollars, to the nearest cent or, in the case of a Specified Currency other than United States dollars or a composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

                  If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities at any time by the Company and the Trustee with the consent of the holders of not less than a majority of the aggregate principal amount of all Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority of the aggregate principal amount of the outstanding Securities of any series, on behalf of the holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the holders of not less than a majority of the aggregate principal amount of the outstanding Securities of any series, in certain instances, to waive, on behalf of all of the holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the holder hereof surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the holder in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Note and all documents, agreements, understandings and arrangements relating to any transaction contemplated hereby or thereby have been executed or entered into by the undersigned in his/her capacity as an officer of the Company which has been formed as a Maryland corporation, and not individually. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the holder thereof and as part of the consideration for the issue of this Note.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - __________ Custodian __________
                                         (Cust)               (Minor)

         Under Uniform Gifts to Minors Act _____________________
                                                  (State)

         Additional abbreviations may also be used though not in the above list.

================================================================================


                                 ASSIGNMENT FORM


                   FOR VALUE RECEIVED, the undersigned hereby
                     sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
---------------------------------
                                 ...............................................
---------------------------------


 ................................................................................

              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)


this Note and all rights thereunder and hereby does irrevocably constitute and appoint


 ........................................................................Attorney
to transfer this Note on the books of the within-named Company with full power of substitution in the premises.


Dated:   ...............................            ............................
                                                              (SIGNATURE)

                                                     ...........................
                                                              (SIGNATURE)

                                                     ...........................
                                                              (SIGNATURE)

NOTICE: The signature(s) on this Assignment must correspond with the name(s) as written on the first page of this Note in every particular, without alteration or enlargement or any change whatsoever.


================================================================================

================================================================================


                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at

 ................................................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF THE UNDERSIGNED)

                  For this Note to be repaid, the Trustee must receive at its Corporate Trust Office in the Borough of Manhattan, The City of New York, this Note with this "Option to Elect Repayment" form duly completed.

                  If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or, if the Specified Currency is other than United States dollars, the minimum Authorized Denomination specified on the face hereof)) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount to be Repaid:  $ ..............................


Dated:   ...............................            ............................
                                                            (SIGNATURE)

                                                     ...........................
                                                            (SIGNATURE)

                                                     ...........................
                                                            (SIGNATURE)


NOTICE: The signature(s) on this Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


================================================================================

                                    EXHIBIT B

                             FORM OF FIXED RATE NOTE

                                 [Face of Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.3

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.4

Registered No. FXR-__________                                 [PRINCIPAL AMOUNT]
CUSIP No: __________


                           AVALONBAY COMMUNITIES, INC.
                                MEDIUM-TERM NOTE
                                  (Fixed Rate)


ORIGINAL ISSUE DATE:        INTEREST RATE: _____%          STATED MATURITY DATE:
INTEREST PAYMENT DATE(S)    DEFAULT RATE: _____%            ____________
____ and ____
Other:


INITIAL REDEMPTION          INITIAL REDEMPTION             ANNUAL REDEMPTION
DATE: ____________          PERCENTAGE: _____%             PERCENTAGE
                                                           REDUCTION: _____%

OPTIONAL REPAYMENT          CHECK IF AN ORIGINAL
DATE(S):____________        ISSUE DISCOUNT NOTE
                            Issue Price:       %

REPAYMENT PRICE:    %

SPECIFIED CURRENCY:         AUTHORIZED DENOMINATION:       EXCHANGE RATE
[  ] United States dollars  [  ] $1,000 and integral       AGENT:
[  ] Other:


------------------------------
           3 This paragraph applies to global Notes only.
           4 This paragraph applies to global Notes only.


                            multiples thereof
                            [  ]  Other:

EXCHANGE RATE:              ADDENDUM ATTACHED:             OTHER/ADDITIONAL
  U.S. $1.00 = ________     [  ] Yes                       PROVISIONS:
                            [  ] No

                  AVALONBAY COMMUNITIES, INC., a corporation duly organized and existing under the laws of Maryland (hereinafter referred to as the "Company," which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of
_____________________, on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof) (each such Stated Maturity Date, Redemption Date or Repayment Date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specific above, until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal, premium and/or interest, including any overdue sinking fund or redemption payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the holder of this Note on the Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

                  Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereto and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the holder on any Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the holder of this Note by the Trustee not more than 15 days and not less than 10 days prior to such Special Record Date or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

                  Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date or any prior date on which the principal or an installment of principal of this Note becomes due and payable, whether by the declaration of acceleration or otherwise, will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon presentation and surrender of this Note and a duly completed election form as contemplated on the reverse hereof) at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee; provided, however, that if the Specified Currency specified above is other than United States dollars and such payment is to be made in the Specified Currency in accordance with the provisions set forth below, such payment may be made by wire transfer of immediately available funds to an account with a bank designated by the holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed repayment election form) is presented and surrendered at the aforementioned office or agency maintained by the Company in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a holder of U.S. $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and pro- visions) will be entitled to receive interest payments on any Interest Payment Date other than the Maturity Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such holder.

                  If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

                  As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York, or Chicago; provided, however, that if the Specified Currency is other than United States dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is European Currency Units ("ECU"), such day is not a day that appears as an ECU no-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association), or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market). Principal Financial Center means the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECU, the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

                  The Company is obligated to make payments of principal, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, except as provided below, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the holder of this Note.

                  If the Specified Currency is other than United States dollars, the holder of this Note may elect to receive such amounts in such Specified Currency. If the holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all holders of Foreign Currency Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

                  If the Specified Currency is other than United States dollars, the holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

                  If the Specified Currency is other than United States dollars or a composite currency and the holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the reasonable control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified on the face hereof. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in United States dollars will not constitute an Event of Default (as defined in the Indenture) with respect to this Note.

                  If the Specified Currency is a composite currency and the holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the reasonable control of the Company, then the Company will be entitled to satisfy its obligations to the holder of this Note by making such payment in United States dollars. The amount of each payment in United States dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

                  If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

                  All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the holder of this Note.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified above on the face hereof, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

                  Notwithstanding any provisions to the contrary contained herein, if the face of this Note specifies that an Addendum is attached hereto or that "Other/Additional Provisions" apply to this Note, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

                  Unless the Certificate of Authentication hereon has been executed by the Trustee or its Authenticating Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, AvalonBay Communities, Inc. has caused this Note to be duly executed under its corporate seal.

Dated:                                 AVALONBAY COMMUNITIES, INC.
      ------------------

                                       By:
                                          --------------------------------------
                                           Richard L. Michaux
                                           President and Chief Executive Officer




[Corporate Seal]

Attest:


-----------------------------------------
         Edward M. Schulman
         Secretary



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


Dated:                                      By
      ----------------                        ----------------------------------
                                                 Robert J. Dunn
                                                 Vice President

                                [Reverse of Note]

                           AVALONBAY COMMUNITIES, INC.
                                MEDIUM-TERM NOTE
                                  (Fixed Rate)

                  This Note is one of a duly authorized series of Securities (the "Securities") of the Company issued and to be issued under an Indenture, dated as of January 16, 1998, as amended and supplemented by the First Supplemental Indenture dated as of January 20, 1998, the Second Supplemental Indenture dated July 7, 1998 and the Amended and Restated Third Supplemental Indenture dated July 10, 2000, as further amended, modified or supplemented from time to time (the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "Medium-Term Notes Due Nine Months or More from Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

                  This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or the minimum Authorized Denomination specified on the face hereof.

                  This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

                  This Note will be subject to redemption at the option of the Company on any date on and after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of the unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

                  This Note will be subject to repayment by the Company at the option of the holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). For this Note to be repaid, the Trustee must receive at its office in the Borough of Manhattan, The City of New York, referred to on the face hereof, at least 30 days but not more than 60 days prior to the Repayment Date (i) this Note and the form hereon entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission, or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the holder hereof, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note, together with the form hereon entitled "Option to Elect Repayment" duly completed, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter, provided that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and duly completed form are received by the Trustee by such fifth Business Day. Exercise of such repayment option by the holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

                  If this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (i) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and
(ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount."

                  For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding-period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

                  If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities at any time by the Company and the Trustee with the consent of the holders of not less than a majority of the aggregate principal amount of all Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority of the aggregate principal amount of the outstanding Securities of any series, on behalf of the holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the holders of not less than a majority of the aggregate principal amount of the outstanding Securities of any series, in certain instances, to waive, on behalf of all of the holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the holder hereof surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the holder in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Note and all documents, agreements, understandings and arrangements relating to any transaction contemplated hereby or thereby have been executed or entered into by the undersigned in his/her capacity as an officer of the Company which has been formed as a Maryland corporation, and not individually. No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the holder thereof and as part of the consideration for the issue of this Note.

                  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - __________ Custodian __________
                                         (Cust)              (Minor)

         Under Uniform Gifts to Minors Act _____________________
                                                  (State)

         Additional abbreviations may also be used though not in the above list.

================================================================================


                                 ASSIGNMENT FORM


                   FOR VALUE RECEIVED, the undersigned hereby
                     sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL
  SECURITY OR OTHER IDENTIFYING
  NUMBER OF ASSIGNEE
---------------------------------
                                 ...............................................
---------------------------------


 ................................................................................

              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)


this Note and all rights thereunder and hereby does irrevocably constitute and appoint


 ........................................................................Attorney
to transfer this Note on the books of the within-named Company with full power of substitution in the premises.


Dated:   ...............................            ............................
                                                              (SIGNATURE)

                                                     ...........................
                                                              (SIGNATURE)

                                                     ...........................
                                                              (SIGNATURE)

NOTICE: The signature(s) on this Assignment must correspond with the name(s) as written on the first page of this Note in every particular, without alteration or enlargement or any change whatsoever.


================================================================================

================================================================================


                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at

 ................................................................................
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF THE UNDERSIGNED)

                  For this Note to be repaid, the Trustee must receive at its Corporate Trust Office in the Borough of Manhattan, The City of New York, this Note with this "Option to Elect Repayment" form duly completed.

                  If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or, if the Specified Currency is other than United States dollars, the minimum Authorized Denomination specified on the face hereof)) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount to be Repaid:  $ ..............................


Dated:   ...............................            ............................
                                                            (SIGNATURE)

                                                     ...........................
                                                            (SIGNATURE)

                                                     ...........................
                                                            (SIGNATURE)


NOTICE: The signature(s) on this Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.


================================================================================